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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 1998

                         Commission file number 0-26980


                            ARV ASSISTED LIVING, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                 CALIFORNIA                                  33-0160968
      (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)


          245 FISCHER AVENUE, D-1
               COSTA MESA, CA                                   92626
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                    (ZIP CODE)


        REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400



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ITEM 5. OTHER EVENTS.

PURCHASE AND SALE AGREEMENTS

As of February 12, 1998, ARV Assisted Living, Inc. ("ARV") entered into Purchase and Sale Agreements with The Hillsdale Group, L.P., a California limited partnership; 270 Center Associates, Limited Partnership and TH Group, Inc., a California corporation, to purchase interests in thirteen (13) senior housing communities located in California, containing approximately 1,900 units, for approximately $88 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Exhibits

        Number               Exhibit
        ------               -------
         99.1                Press Release dated February 12, 1998.



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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARV Assisted Living, Inc.


By: /s/ Graham Espley-Jones
    --------------------------------
        Graham Espley-Jones
        Chief Financial Officer
        (Duly authorized officer)


Date: March 4, 1998



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                                 EXHIBIT INDEX

        Exhibit
        Number               Description
        -------              -----------
         99.1                Press Release dated February 12, 1998.